UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 16, 2004

                                 QUOVADX, INC.
                                 -------------
             (Exact name of Registrant as Specified in its Charter)





         Delaware                       000-29273                85-0373486
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019

Item 5.    Other Events.

On August 16, 2004, Quovadx, Inc., a Delaware corporation (the
"Registrant"), issued the press release attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, announcing the organizational alignment and the update on the SEC investigation and the Infotech Network Group payment status, the text of which is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit
         -------
         Number                            Exhibit
         ------                            -------
         99.1            Press release of the Registrant, dated August 16, 2004


Item 12.   Results of Operations and Financial Condition.

On August 16, 2004, Quovadx, Inc., a Delaware corporation (the
"Registrant"), issued a press release announcing its financial results for its first quarter ended March 31, 2004 and for its second quarter ended June 30, 2004, and the restatement of its financial results for the fiscal years ended December 31, 2002 and 2003, respectively. The press release is attached as
Exhibit 99.1 to this Form 8-K, the text of which is incorporated herein by reference.

The information in this Item 12 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Item 12 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: August 16, 2004
                                                     /S/ LINDA K. WACKWITZ
                                                     ---------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary

                                  EXHIBIT INDEX


         Exhibit
         -------
         Number                       Exhibit
         -------                      -------

           99.1       Press release of the Registrant, dated August 16, 2004